Exhibit 99.2

MAXIMUS QUARTERLY EARNINGS CALL David N. Walker Chief Financial Officer and Treasurer 1st Quarter Fiscal 2007 February 8, 2007

Confidential 2 Q1 FY07 Financial Results ($ in millions except EPS) Income (Loss) Revenue Before Taxes EPS Base without Ontario Contract 165.2 $ 14.8 $ 0.44 $ Ontario Contract (3.6) (4.0) (0.12) Subtotal Base Operations 161.6 10.80 0.32 Texas Projects TX Operations 11.6 (11.9) (0.35) AR Provisions (12.1) (12.1) (0.36) Legal Provisions - (3.0) (0.09) Subtotal Texas Project (0.5) (27.0) (0.80) Total Company 161.1 $ (16.2) $ (0.48) $

Confidential 3 Consulting Segment • Revenue was $24.7 million for the quarter; up 4.3% • Operating income totaled $2.8 million for the quarter; an operating income margin of 11.4% • Continues to meet expectations; can fluctuate as a result of timing associated with completion of work and customer required actions or work acceptance - Currently expect Q2 operating income to be softer with a return to relatively higher margins for the second half of FY07

Confidential 4 Systems Segment • Revenue in Q1 totaled $34.5 million; lower compared to Q1 FY06 • Operating loss in Q1 of $1.6 million; related to weakness in the Educational Systems division • Large software licensing contracts take longer to negotiate and implement and generally require license revenue to be recorded ratably • 2007 will be a transition year for Systems

Confidential 5 Operations Segment • Revenue totaled $101.9 million for Q1 and was reduced by $16.0 million as a result of the Texas and Ontario provisions • Lost $16.0 million in Q1 - $11.9 million pre-tax operating loss in Texas - $12.1 million provision in Texas for outstanding receivables - $ 4.0 million loss provision for the Ontario project • Normalized operating margin - Excluding Texas 7.7% - Excluding Texas and Ontario 11.7%

Confidential 6 Other P&L Items • Expect total Company margins may return to more normalized levels later FY07; depending on Texas outcome • SG&A as a percentage of revenue was adversely impacted by the revenue reductions in Q1 of approx. $16.0 million - SG&A expense remained relatively flat sequentially to the Q4 FY06 - The reductions in revenue have caused SG&A as a percentage of revenue to increase • Other income was $0.5 million; result of currency losses of approximately $0.7 million, offset by a comparable amount relative to the gain on the sale of the corrections business - closed Q1

Confidential 7 Balance Sheet and Cash Flow $166.9 $201.1 $184.5 $185.8 $170.8 Total AR $39.9 $47.7 $45.3 $46.2 $47.2 Unbilled AR $126.9 $153.4 $139.2 $139.6 $123.6 Billed AR Q1 07 Q4 06 & FY 06 Q3 06 Q2 06 Q1 06 • Cash, cash equivalents, and marketable securities of $163.8 million • Accounts receivable totaled $166.9 million - $2.2 million in long-term accounts receivables; classified within other assets on the balance sheet • Solid headway made in unbilled receivables; reflection of efforts to achieve better contract terms and complete older fixed price, milestone contracts • DSOs improved to 96 days driven by strong collections and AR management

MAXIMUS QUARTERLY EARNINGS CALL Richard A. Montoni President and Chief Executive Officer 1st Quarter Fiscal 2007 February 8, 2007

Confidential 9 Operational Items on Texas Three Main Components to the Project: • Children’s Health Insurance Program (CHIP) - Transitioned the majority of operations to Accenture - Remaining ramp down in the next few weeks • Medicaid Enrollment - Assessing our role on this program on a go-forward basis • Integrated Eligibility - Notified Accenture of intent to pursue termination of the subcontract; If not cured by February 16, 2007 - Potentially begin the transition of the integrated eligibility operations as early as mid-February

Confidential 10 Operational Items on Texas • Texas losses of $27.0 million pre-tax ($24 million related to operating loss and AR provision, $3 million for legal provision) • Expect Texas operating losses to trend down - Expect between $13 - $18 million of pre-tax losses in 2Q - Full year pre-tax loss $45 - $55 million range • Texas likely to become less of an operational issue and the large recurring losses may move off the P&L in the next few months. - Responsibility for the losses will be an element of the arbitration proceedings - Texas should require less operational oversight and enable focus on strengthening the remainder of base business

Confidential 11 Arbitration Process • Timeline of Arbitration Process with Accenture - Arbitration panel is not finalized - Following finalization of the panel - expect a discovery phase which may take several months - Hearing would probably occur sometime in 2008 • We remain confident in the merits of our case • Each side claiming damages in excess of $100 million • Limit of liability on the Texas subcontract $250 million

Confidential 12 • Provision for receivables for systems implementation project in Ontario - Beyond our core Child Support operations; traditionally focus on the front end case management and call center operations - Client came by referral from peer customer - No longer performing work on the project and expect no further operating losses - Continuing dialogue to finalize a resolution; could end up in litigation - The contract sets forth a limitation of liability; cap our exposure at $4.3 million (USD) Ontario, Canada Project

Confidential 13 • Contracts were written years ago under different protocols, policies, and procedures - Identify issues in existing projects as we finish work on them - Mitigate future risk in new projects • Issues typically arise in the project life cycle in three main areas - Contract terms, project start up, and bidding • Important steps to root out problems before they surface - Contracts Administration and Quality and Risk Management - Created centralized contract management process Addressing Legacy Challenges

Confidential 14 Old Approach • Not subject to a formal internal contract review • Emphasis on driving sales • Contract was signed with unclear back ended milestones • Not enough clarity on what constituted completion • Resulted in cost overruns New Approach • Formal internal review conducted • Elevated to senior executive bid review committee (BRC) • Rigorous review processes ensures key criteria are met and more favorable terms are negotiated • Achieved goal by negotiating with clients up front to clearly define milestones, completion, and payment terms New Contract Approach Example

Confidential 15 QA organization conducts a number of key reviews for existing projects • Reviews include: - Independent Verification and Validation - IV&V reviews - Full detailed field reviews - Self assessment reviews Quality & Risk Management

Confidential 16 • Not a one quarter fix - Aggressive implementation oversight - Moving from an entrepreneurial approach to one that is more disciplined and driven by the bottom line - Represents a cultural shift within our organization • Elements in fixed priced contracts have been a recurring source of financial underperformance - Need to shift away from fixed price conditions for certain contract components • Data conversions • Systems interface • Report generation Mitigate Levels of Future Risks

Confidential 17 • Earnings in the short term will come from optimizing the existing base business - Long-term growth is contingent upon bringing in new, profitable business - New sales awards and current pipeline reflect emphasis on “singles and doubles” rather than home runs • Awarded a new Health enrollment broker job - Should contribute $30 million over the 5-year term of the contract • Overall year-to-date sales are down compared to FY06; jobs won thus far reflect smaller projects in core competency and a more disciplined approach to new business • Long term growth is not tied to the performance of one large, complicated project New Sales and Pipeline

Confidential 18 • Year-to-date signed contract wins - $80 million • New contracts pending - $142 million • Overall pipeline - $1.3 billion - Sales opportunities across all segments of the business • Pipeline is healthy with many opportunities; jobs up to $50 million New Sales and Pipeline

Confidential 19 • Booked a gain on the sale of our corrections business • Exited the student loan business • Possible there may be additional dispositions in 2007 • Continue to review the business portfolio; no plans finalized Dispositions

Confidential 20 • Estimate revenue for fiscal 2007 to be in the range of $710 - $730 million; reflects the impact from the Texas project • Incur pre-tax losses on the Texas project for fiscal 2007 of $45 - $55 million - Q2 Texas loss to range between $13 - $18 million; abate substantially in 2nd half of FY07 • Base operations will deliver a diluted EPS range between $2.00 - $2.10; includes $4.0 million impact from the Ontario project in Q1 • Total Company diluted earnings per share for FY 07 between $0.40 - $0.80 FY07 Guidance

Confidential 21 • Took necessary steps in the quarter to clean up legacy issues and position MAXIMUS for long-term profitable growth • Failing a cure, transition IE component of the Texas project starting as early as this month. The transition of the CHIP program has largely been completed • More accountable structure for size and caliber of company • New business we are winning provides for more favorable terms and meets our more stringent review process • Disciplined steps taken with fewer unknowns today than there were a year ago and more compelling, sustainable opportunities for growth. Conclusion